UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ---------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: October 4, 2004
                        (Date of earliest event reported)


                                DCAP GROUP, INC.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    0-1665                36-2476480
----------------------------  --------------------    ----------------------
(State or Other Jurisdiction  (Commission File No.)   (IRS Employer
of Incorporation)                                     Identification Number)


                        1158 Broadway, Hewlett, NY 11557
                        --------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 374-7600
                                                           --------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

                    Written  communications  pursuant  to  Rule  425  under  the
        ---------   Securities Act (17 CFR 230.425)

                    Soliciting  material  pursuant  to  Rule  14a-12  under  the
        ---------   Exchange Act (17 CFR 240.14a-12)

                    Pre-commencement  communications  pursuant to Rule  14d-2(b)
        ---------   under the Exchange Act (17 CFR 240.14d-2(b))

                    Pre-commencement  communications  pursuant to Rule  13e-4(c)
        ---------   under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On October 4, 2004, DCAP Group, Inc. issued a press release announcing the approval of its NASDAQ Small Cap Market listing application. Trading of its common stock on the NASDAQ Small Cap Market began on October 7, 2004 under the symbol "DCAP". A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c)        Exhibits

           99.1 Press Release, dated October 4, 2004, issued by DCAP Group, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DCAP GROUP, INC.


Dated:  October 7, 2004                        By: /S/ Barry B. Goldstein
                                                  -----------------------------
                                                   Barry B. Goldstein
                                                   President